UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 1, 2016

CALAMP CORP.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-12182	95-3647070
(Commission	(IRS Employer
file number)	Identification Number)

1401 N. Rice Avenue, Oxnard, CA 93030
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (805) 987-9000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Merger Agreement and the Tender Offer

On February 1, 2016, CalAmp Corp., a Delaware corporation (“CalAmp”), LoJack Corporation, a Massachusetts corporation (“LoJack”), and Lexus Acquisition Sub, Inc., a Massachusetts corporation and a direct wholly-owned subsidiary of CalAmp (“Purchaser”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to satisfaction or waiver of the conditions therein, Purchaser will conduct a cash tender offer (the “Offer”) for all of LoJack’s shares of common stock (the “Shares”), at a purchase price per Share of $6.45, net to the seller thereof in cash (the “Offer Price”). The Merger Agreement has been unanimously approved by the boards of directors of LoJack and CalAmp.

The Offer will remain open for a minimum of 20 business days from commencement, subject to possible extension on the terms set forth in the Merger Agreement. Pursuant to the Merger Agreement, after the consummation of the Offer, and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will be merged with and into LoJack (the “Merger”) and the separate corporate existence of Purchaser will cease at that time (the “Effective Time”), and LoJack will continue as the surviving corporation and a wholly-owned subsidiary of CalAmp. At the Effective Time, each Share not tendered into the Offer will be cancelled and automatically converted into the right to receive an amount in cash equal to the Offer Price.

Depending upon the number of Shares held by Purchaser after the time at which Purchaser accepts for payment all Shares validly tendered into the Offer and not properly withdrawn prior to the expiration of the Offer (the “Acceptance Time”), approval of the Merger Agreement by LoJack’s shareholders may not be required. If, after the Acceptance Time, Purchaser owns at least 90% of the outstanding Shares, the parties will take such action to cause the Merger to become effective as soon as practicable after the Acceptance Time in accordance with the short-form merger provisions under Massachusetts law, without the approval of the Merger Agreement by LoJack’s shareholders. In addition, subject to the terms of the Merger Agreement, LoJack has granted Purchaser an irrevocable option (the “Top-Up Option”), exercisable after the Acceptance Time and only if, after giving effect to the exercise of the Top-Up Option, Purchaser would own in the aggregate Shares sufficient to satisfy the short-form merger provisions under Massachusetts law and the number of Shares to be issued under the Top-Up Option does not exceed the number of authorized and unissued Shares available under LoJack’s Articles of Organization (and that are not subscribed for or otherwise committed to be issued).

The Offer is subject to customary conditions, including, among other things, (i) the absence of a termination of the Merger Agreement in accordance with its terms, (ii) that the number of Shares validly tendered in accordance with the terms of the Offer and not validly withdrawn, shall equal at least two-thirds of the outstanding Shares on a fully diluted basis (excluding Shares underlying equity awards that will be cancelled at the Acceptance Time as described below), (iii) that any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder, shall have expired or otherwise been terminated, (iv) that no event, development or circumstance that has had or would reasonably be expected to have a material adverse effect shall have occurred and (v) no governmental authority shall have enacted any law or order which has the effect of enjoining or otherwise preventing or prohibiting the making of the Offer or the consummation of the Offer or the Merger. The Offer also is subject to other customary conditions for a transaction of this nature.

The Merger is subject to the following closing conditions: (i) Purchaser having accepted for payment all Shares validly tendered and not withdrawn in the Offer and (ii) no governmental authority having enacted any law or order which makes the Merger illegal or otherwise prohibits the consummation of the Merger. Neither the consummation of the Offer, nor the closing of the Merger, is subject to a financing contingency.

At the Acceptance Time, each outstanding option to purchase LoJack common stock, whether or not vested and exercisable, shall be cancelled and converted into the right to receive a lump sum cash payment (without interest and less any applicable withholding taxes) equal to the product of (i) the excess, if any, of (A) the Offer Price over (B) the per share exercise price for such LoJack option and (ii) the total number of shares underlying such LoJack option. At the Acceptance Time, each outstanding restricted stock unit award, whether vested or unvested, shall be cancelled and converted into the right to receive a lump sum cash payment (without interest and less any applicable withholding taxes) equal to the product of (i) the Offer Price and (ii) the total number of Shares underlying such restricted stock unit award. At the Acceptance Time, each outstanding LoJack restricted stock award shall accelerate and become fully vested such that LoJack’s right of reacquisition or repurchase, as applicable, shall lapse in full effective immediately prior to, and contingent upon, the Acceptance Time. Each Share underlying such LoJack restricted stock awards shall be treated as an outstanding Share, including for purposes of tendering pursuant to the Offer.

The Merger Agreement contains customary representations, warranties and covenants of LoJack, CalAmp and Purchaser, including, among others, (i) covenants by LoJack to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and the consummation of the Merger and not to engage in certain kinds of transactions during such period and (ii) representations and warranties of CalAmp as to its available cash. LoJack has also agreed not to solicit proposals relating to alternative business combination transactions or, subject to certain exceptions that permit LoJack’s board of directors to comply with its fiduciary duties, enter into discussions concerning, or furnish non-public information in connection with, any proposals for alternative business combination transactions.

The Merger Agreement contains certain termination rights for both LoJack and CalAmp, and provides that, upon termination of the Merger Agreement under specified circumstances, LoJack may be required to pay CalAmp a termination fee of $4.5 million, including if LoJack accepts a superior acquisition proposal or if the LoJack board of directors effects a change of its recommendation of the Offer and the Merger to LoJack shareholders.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is hereby incorporated into this report by reference. The Merger Agreement, which has been included to provide investors with information regarding its terms and is not intended to provide any other factual information about LoJack or CalAmp or Purchaser, contains representations and warranties of each of LoJack and CalAmp and Purchaser. The assertions embodied in those representations and warranties, or such other provisions of the Merger Agreement, were made for purposes of the Merger Agreement and are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Merger Agreement, including information contained in confidential schedules that the parties exchanged in connection with signing the Merger Agreement. Accordingly, investors and security holders should not rely on such representations and warranties, or other provisions, as characterizations of the actual state of facts or circumstances, since they were only made as of a specific date and are modified in important part by the underlying schedules. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters of fact.

Item 7.01 Regulation FD Disclosure.

On February 1, 2016, CalAmp and LoJack issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 to this Report, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of February 1, 2016, by and among LoJack Corporation, CalAmp Corp. and Lexus Acquisition Sub, Inc.*

99.1	Joint Press Release issued on February 1, 2016 by CalAmp Corp. and LoJack Corporation (furnished herewith).
____________________

*All schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. CalAmp hereby agrees to furnish supplemental copies of any omitted schedule to the SEC upon request.

Additional Information and Where to Find It

The tender offer referenced in this Form 8-K has not yet commenced. No statement herein constitutes an offer to buy, or the solicitation of an offer to sell, any securities. A solicitation and an offer to buy shares of LoJack will be made only pursuant to an offer to purchase and related materials that CalAmp intends to file with the SEC. When the tender offer is commenced, CalAmp will file a Tender Offer Statement on Schedule TO related to the transaction with the SEC and may file amendments thereto, and thereafter LoJack will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. CalAmp and LoJack may also file other documents with the SEC regarding the transaction. This document is not a substitute for Schedule TO materials, the Schedule 14D-9 or any other document that CalAmp or LoJack may file with the SEC in connection with the transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE SCHEDULE TO (INCLUDING THE OFFER TO PURCHASE, THE RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS), THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 AND THE OTHER RELEVANT MATERIALS WITH RESPECT TO THE TRANSACTION CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY INVESTMENT DECISION WITH RESPECT TO THE TRANSACTION, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Such materials (and all other offer documents filed with the SEC) will be available at no charge on the SEC's Web site: www.sec.gov or by directing such requests to the Information Agent for the tender offer who will be named in the Tender Offer Statement.

Forward-Looking Statements

Some of the statements in this Current Report on Form 8-K contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, regarding future events and the future results of CalAmp that are based on current expectations, estimates, forecasts and projections about CalAmp and the beliefs and assumptions of the management of CalAmp, including statements related to the proposed transaction and business combination between CalAmp and LoJack, including statements regarding the benefits and timing of the transaction, as well as statements regarding the companies’ products, markets and growth opportunities. Words such as “anticipates”, “believes”, “estimates”, “expects”, “intends”, “plans”, “projects”, “may”, “will”, “should” and other similar expressions are intended to identify such forward-looking statements. These forward-looking statements are predictions of future events or trends and are not statements of historical matters. These statements are based on current expectations and beliefs of CalAmp and involve a number of risks, uncertainties and assumptions that are difficult to predict. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. No assurance can be given as to the timing or amount of any future dividend payment. Among others, the following risks and uncertainties could cause actual results to differ from those set forth in the forward-looking statements: the minimum percentage of tendered shares in the tender offer necessary to complete the offer or the second-step merger promptly following the offer; closing of the transaction may not occur or may be delayed; expected synergies and other financial benefits of the transaction may not be realized; integration of the acquisition post-closing may not occur as anticipated; litigation or alternative dispute resolution related to the transaction or limitations or restrictions imposed by regulatory authorities may delay or negatively impact the transaction; the pendency of the transaction may result in disruptions to LoJack’s business and make it more difficult to maintain relationships with employees, customers, vendors and other business partners; delays, disruptions or increased costs in the integration of LoJack’s technology in existing or new products may arise; unanticipated restructuring costs may be incurred; attempts to retain key personnel and customers may not succeed; the business combination or the combined companies’ products may not be supported by third parties; actions by competitors may negatively impact results; and there may be negative changes in general economic conditions in the regions or the industries in which CalAmp and LoJack operate. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document or in the case of the statements incorporated by reference. Additional risk factors that may affect future results are contained in CalAmp’s other filings with the SEC. Except to the extent required by applicable law or regulation, CalAmp undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAMP CORP.
Registrant

By:	/s/ Richard Vitelle

Richard Vitelle
Executive Vice President and Chief Financial Officer

Dated: February 2, 2016

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of February 1, 2016, by and among LoJack Corporation, CalAmp Corp. and Lexus Acquisition Sub, Inc.*

99.1	Joint Press Release issued on February 1, 2016 by CalAmp Corp. and LoJack Corporation (furnished herewith).

*All schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. CalAmp hereby agrees to furnish supplemental copies of any omitted schedule to the SEC upon request.